UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2003

COLONY BANKCORP, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-12436	58-1492391
(State or other jurisdiction	(Commission File No.)	(IRS Employer I.D. No.)
of incorporation)

115 South Grant Street, Fitzgerald, Georgia 31750

(Address of principal executive offices)

(229) 426-6000

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c ) Exhibits.

99.1	Press Release dated August 21, 2003

Item 9. Regulation FD Disclosure

On August 21, 2003, Colony Bankcorp, Inc. issued a press release announcing a five-for-four stock split to be effected as a 25% stock dividend to shareholders of record as of September 1, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K. This information is provided under Item 12 of Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: August 21, 2003	By:	/s/ Terry L. Hester
Terry L. Hester Executive Vice President and Chief Financial Officer